UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2014 (March 18, 2014)

BLOUNT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (503) 653-8881
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS FOR CERTAIN OFFICERS

David P. Gillrie who joined Blount International, Inc. in April 2012 as the President of the Concrete Cutting and Finishing Products division, was elected by the Board of Directors on March 20, 2014 to, effective immediately, assume the Senior Vice President - Global Sales & Marketing position for the Forestry, Lawn, and Garden division.

On March 18, 2014, Andrew W. York, Senior Vice President - Global Sales & Marketing for the FLAG division tendered his resignation, effective April 4, 2014. Mr. York, who joined Blount in February 2012 from Leupold & Stevens, Inc., has accepted a position at a company in the firearms industry.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

99.1	Press release dated March 20, 2014 issued by Blount International, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
BLOUNT INTERNATIONAL, INC.
Registrant

s/ Chad E. Paulson
Chad E. Paulson
Vice President, General Counsel and Secretary

Dated: March 20, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated March 20, 2014 issued by Blount International, Inc.